Exhibit 10.30

BR-NPT SPRINGING ENTITY, LLC, as mortgagor

(Mortgagor)

to

ARBOR COMMERCIAL MORTGAGE, LLC, as mortgagee

(Mortgagee)

MORTGAGE

Dated:	As of December 24, 2013

Location:	16500 North Park Drive, Southfield, Michigan

Tax Parcel ID#	24-36-128-001 through 24-36-128-331
County:	Oakland

PREPARED BY AND UPON
RECORDATION RETURN TO:

Winston & Strawn LLP
200 Park Avenue

New York, New York 10166
Attn: Corey A. Tessler, Esq.

MORTGAGE

THIS MORTGAGE (this "Mortgage") is made as of this 24th day of December, 2013, by BR-NPT SPRINGING ENTITY, LLC, a Delaware limited liability company, having its principal place of business at c/o Bluerock Real Estate, L.L.C., 712 Fifth Avenue, 9th Floor, New York, New York 10019, as mortgagor ("Mortgagor"), for the benefit of ARBOR COMMERCIAL MORTGAGE, LLC, a New York limited liability company, having an address at 333 Earle Ovington Boulevard, Uniondale, New York 11553, as mortgagee (together with its successors and/or assigns, "Mortgagee").

WITNESSETH:

A.           This Mortgage is given to secure a loan (the "Loan") in the principal sum of ELEVEN MILLION FIVE HUNDRED THOUSAND AND NO/00 DOLLARS ($11,500,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Mortgagor and Mortgagee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement" ), and evidenced by that certain Promissory Note dated the date hereof made by Mortgagor to Mortgagee (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof, being hereinafter referred to as the "Note"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B.           Mortgagor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Fee) due to Mortgagee in respect of the Loan and the Loan Documents (the "Debt") and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

C.           This Mortgage is given pursuant to the Loan Agreement, and payment, fulfillment and performance by Mortgagor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Mortgagor in favor of Mortgagee delivered in connection with this Mortgage (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Assignment of Leases" ), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage.

NOW THEREFORE, in consideration of the making of the Loan by Mortgagee and the covenants, agreements, representations and warranties set forth in this Mortgage:

ARTICLE I.

GRANTS OF SECURITY

Section 1.01  Property Mortgaged. Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee and its successors and assigns, WITH POWER OF SALE, all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following (collectively, the "Property"):

(a)          Premises. Those certain units of the condominium regime set forth in Exhibit A hereto (collectively, the "Units") of North Park Towers, a condominium in the County of Oakland, State of Michigan (the "Condominium Regime"), according to the Master Deed for North Park Towers dated May 23, 1980 and recorded in Liber 7794, Page 337, Oakland County Records (as amended, supplemented and/or modified, collectively, the "Condominium Declaration"), together with appurtenant parking spaces and undivided percentage interests in and to the Common Elements (as defined in the Condominium Declaration), and all other rights, titles and hereditaments attributable to the Units, all as more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the "Premises");

(b)          Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Premises and the development of the Premises and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage, and all rights of Borrower as declarant or unit owner under the Condominium Declaration or association applicable to all or any portion of the Premises;

(c)          Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Premises, including, without limitation any such structures, buildings and improvements constituting the Units (collectively, the "Improvements");

(d)          Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)          Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Premises or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "Equipment"). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Mortgagor shall have any right or interest therein;

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(f)          Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Premises and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Premises, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "Fixtures"). Notwithstanding the foregoing, "Fixtures" shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Mortgagor shall have any right or interest therein;

(g)          Personal Property. All :furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Premises and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "Personal Property" ), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the "Uniform Commercial Code"), superior in lien to the lien of this Mortgage, and all proceeds and products of any of the above;

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(h)          Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Premises and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (collectively, the "Leases"), and all right, title and interest of Mortgagor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Premises and the Improvements, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the "Rents"), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;

(i)          Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)          Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

(k)          Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;

(1)         Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

(m)          Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Premises and any part thereof and any Improvements or respecting any business or activity conducted on the Premises and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

(n)          Intellectual Property. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o)          Accounts. All reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Cash Management Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

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(p)          Uniform Commercial Code Property. All documents, instruments, chattel paper and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, relating to the Property;

(q)          Minerals. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Premises;

(r)          Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and

(s)          Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (r) above. AND, without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Premises (the Premises, the Improvements and the Fixtures being collectively referred to as the "Real Property" ) appropriated to the use thereof and, whether affixed or annexed to the Premises or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and mortgaged hereby.

Section 1.02  Assignment of Rents. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor's right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement, and Section 7.0l(i) of this Mortgage, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents. Mortgagor shall hold the Rents, or a portion thereof sufhc1ent to discharge all current sums due on the Debt, for use in the payment of such sums.

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Section 1.03  Security Agreement. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. By executing and delivering this Mortgage, Mortgagor hereby grants to Mortgagee, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "Collateral"). If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Mortgagee at a convenient place (at the Premises if tangible property) reasonably acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys' fees and costs, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, after an Event of Default may, except as otherwise required by applicable law, be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. The principal place of business of Mortgagor (Debtor) is as set forth on page one hereof and the address of Mortgagee (Secured Party) is as set forth on page one hereof.

Section 1.04   Fixture Filing. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Premises, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement naming Mortgagor as the Debtor and Mortgagee as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations (including the payment of the Debt) at the time and in the manner provided in this Mortgage, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor's obligation to indemnify and hold harmless Mortgagee pursuant to the provisions hereof shall survive any such payment or release.

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ARTICLE II.

DEBT AND OBLIGATIONS SECURED

Section 2.01   Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, the Debt.

Section 2.02   Other Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the "Other Obligations"):

(a)          the performance of all other obligations of Mortgagor contained herein;

(b)          the performance of each obligation of Mortgagor contained in the Loan Agreement and in each other Loan Document; and

(c)          the performance of each obligation of Mortgagor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.03   Debt and Other Obligations. Mortgagor's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "Obligations."

Section 2.04    Intentionally Omitted.

Section 2.05    Loan Repayment and Defeasance. Provided no Event of Default exists, this Mortgage will be satisfied and discharged of record by Mortgagee prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

ARTICLE III.

MORTGAGOR COVENANTS

Mortgagor covenants and agrees that throughout the term of the Loan:

Section 3.01   Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.

Section 3.02   Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Mortgagor agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and agrees that the Insurance Proceeds and Awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.

Section 3.03   Performance of Other Agreements. Mortgagor shall observe and perform each and every term, covenant and provision to be observed or performed by Mortgagor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property, and any amendments, modifications or changes thereto.

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ARTICLE IV.

OBLIGATIONS AND RELIANCES

Section 4.01   Relationship of Mortgagor and Mortgagee. The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Loan Agreement, the Note, this Mortgage or the other Loan Documents shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.

Section 4.02   No Reliance on Mortgagee. The general partners, members, principals and (if Mortgagor is a trust) beneficial owners of Mortgagor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Mortgagor is not relying on Mortgagee's expertise, business acumen or advice in connection with the Property.

Section 4.03   No Mortgagee Obligations.

(a)          Notwithstanding the provisions of Subsections 1.0l(h) and (m) or Section 1.02, Mortgagee is not undertaking the performance of (i) any obligations under the Leases, or any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.

(b)          By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.

Section 4.04   Reliance. Mortgagor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Mortgagee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof; that the warranties and representations are a material inducement to Mortgagee in making the Loan; and that Mortgagee would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement.

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ARTICLE V.

FURTHER ASSURANCES

Section 5.01    Recording of Mortgage, Etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by applicable law from so doing.

Section 5.02   Further Acts, Etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mortgagee in the Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this Section 5.02.

Section 5.03   Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)          If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any. If Mortgagee is advised by counsel chosen by it that the payment of tax by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then Mortgagee shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable with no Prepayment Fee being owing by Mortgagor under such circumstance.

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(b)          Mortgagor will not claim or demand or be entitled to any credit or credits · on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt.         If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable with no Prepayment Fee being owing by Mortgagor under such circumstance.

(c)          If at any time the United States of America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or shall impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

ARTICLE VI.

DUE ON SALE/ENCUMBRANCE

Section 6.01   Mortgagee Reliance. Mortgagor acknowledges that Mortgagee has examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Mortgagor's ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Property so as to ensure that, should Mortgagor default in the payment and/or performance of the Obligations, including the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Property.

Section 6.0     No Transfer. Mortgagor shall not permit or suffer any Transfer to occur except in accordance with the terms of the Loan Agreement.

ARTICLE VII.

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.01   Remedies. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)          declare the entire unpaid Debt to be immediately due and payable;

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(b)          institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)          with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d)          sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by applicable law; and, without limiting the foregoing:

(e)          (i) In connection with any sale or sales hereunder, Mortgagee shall be entitled to elect to treat any of the Property which consists of (x) a right in action, or (y) property that can be severed from the Real Property covered hereby, or (z) any Improvements (without causing structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Mortgagee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii)         Mortgagee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Mortgagee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Mortgagee and Mortgagee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

(iii)        Should Mortgagee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Mortgagee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Mortgagee shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by applicable law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Mortgagor, Mortgagee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Mortgagee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

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(iv)        If the Property consists of several lots, parcels or items of property, Mortgagee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Mortgagee designates. Any Person, including Mortgagor or Mortgagee, may purchase at any sale hereunder. Should Mortgagee desire that more than one sale or other disposition of the Property be conducted, Mortgagee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Mortgagee may designate, and no such sale shall terminate or otherwise affect the Lien of this Mortgage on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Mortgagee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Mortgagor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(f)          institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(g)          recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;

(h)          apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor or indemnitor with respect to the Loan or any other Person otherwise liable for the payment of the Debt or any part thereof;

(i)          the license granted to Mortgagor under Section 1.02 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor; (vi) require Mortgagor to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees;

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G) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Mortgagor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

(k)          apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i)          Taxes and Other Charges;

(ii)         Insurance Premiums;

(iii)        Interest on the unpaid principal balance of the Note;

(iv)        Amortization of the unpaid principal balance of the Note; and/or

(v)         All other sums payable pursuant to the Note, the Loan Agreement, this Mortgage and the other Loan Documents, including, without limitation, the Prepayment Fee, if applicable, and advances made by Mortgagee pursuant to the terms of this Mortgage;

(1)         pursue such other remedies as may be available at law or in equity; and/or

(m)          apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Mortgagee shall deem to be appropriate in its sole discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Mortgage shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

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Section 7.02   Application of Proceeds. The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Mortgagee pursuant to the Note, this Mortgage or the other Loan Documents, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper, to the extent consistent with applicable law.

Section 7.03   Right to Cure Defaults. During the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by applicable law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

Section 7.04   Other Rights, Etc.

(a)          The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents.

(b)          It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Mortgagee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Mortgagee's possession.

(c)          Mortgagee may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof, without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

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Section 7.05   Right to Release Any Portion of the Property. Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and Mortgagee may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a Lien and security interest in the remaining portion of the Property.

Section 7.06   Violation of Laws. If the Property is not in full compliance with all Legal Requirements, Mortgagee may impose additional requirements upon Mortgagor in connection herewith, including, without limitation, monetary reserves or financial equivalents.

Section 7.07   Right of Entry. Upon reasonable notice (which may be given verbally) to Mortgagor, Mortgagee and its agents shall have the right to enter and inspect the Property at all reasonable times, subject to the rights of Tenants under Leases.

ARTICLE VIII

INDEMNIFICATION

Section 8.01   Mortgage and/or Intangible Tax. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Mortgagee and any Person claiming by or through Mortgagee (collectively with Mortgagee, the "Indemnified Parties") from and against any and all losses imposed upon or incurred by or asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Mortgage or any of the Loan Documents (but excluding any income, franchise or other similar taxes).

Section 8.02   Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Mortgagor and any Indemnified Party and Mortgagor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Mortgagor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

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ARTICLE IX.

WAIVERS

Section 9.01   Waiver of Counterclaim. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.

Section 9.02   Marshalling and Other Matters. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Mortgage.

Section 9.03   Waiver of Notice. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee, except with respect to matters for which this Mortgage or the Loan Documents specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor, and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

Section 9.04   Waiver of Statute of Limitations. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).

Section 9.05   Waiver of Jury Trial. MORTGAGOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MORTGAGOR.

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Section 9.06   Survival. The indemnifications made pursuant to Article 8 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by (a) any satisfaction, release or other termination of this Mortgage or any other Loan Document, (b) any assignment or other transfer of all or any portion of this Mortgage or any other Loan Document or Mortgagee's interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee),(c) any exercise of Mortgagee's rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Mortgagee following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (d) any amendment to this Mortgage, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Mortgagor from the Obligations or any portion thereof.

ARTICLE X.

EXCULPATION

The provisions of Section 10.1 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

ARTICLE XI.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE XII.

APPLICABLE LAW

Section 12.01 Governing Law; Jurisdiction; Service of Process. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS MORTGAGE, THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

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Section 12.02  Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Mortgagee are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Mortgagee shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Mortgagor to Mortgagee, and (c) if through any contingency or event, Mortgagee receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Mortgagor to Mortgagee, or if there is no such indebtedness, shall immediately be returned to Mortgagor.

Section 12.03  Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

ARTICLE XIII.

DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in the singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre- trial, trial and appellate levels, incurred or paid by Mortgagee in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

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ARTICLE XIV.

MISCELLANEOUS PROVISIONS

Section 14.01  No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 14.02   Successors and Assigns. This Mortgage shall be binding upon, and shall inure to the benefit of, Mortgagor and Mortgagee and their respective successors and permitted assigns, as set forth in the Loan Agreement.

Section 14.03  Inapplicable Provisions. If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Mortgage, such provision shall be fully severable and this Mortgage shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Mortgage, and the remaining provisions of this Mortgage shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Mortgage, unless such continued effectiveness of this Mortgage, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 14.04  Headings, Etc. The headings and captions of the various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 14.05 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Mortgagee and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 14.06  Entire Agreement. The Note, the Loan Agreement, this Mortgage and the other Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect thereto. Mortgagor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Mortgage and the other Loan Documents.

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Section 14.07  Limitation on Mortgagee's Responsibility. No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Mortgagee a "mortgagee in possession."

Section 14.08  Recitals. The recitals hereof are a part hereof, form a basis for this Mortgage and shall be considered prima facie evidence of the facts and documents referred to therein.

ARTICLE XV.

STATE-SPECIFIC PROVISIONS

Section 15.01  Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other terms and conditions of this Mortgage, the terms and conditions of this Article 15 shall control and be binding.

Section 15.01  Recording Statute. The provisions set forth in this Mortgage are not intended to evidence an additional recordable event, as may be proscribed by Act 459 of the Public Acts of Michigan of 1996, but rather are included in this Mortgage for purposes of complying with applicable law. Notwithstanding the title of this document to the contrary, it is acknowledged by Mortgagor that this document grants to Mortgagee a security interest as provided herein, Mortgagor recognizing and acknowledging that under the recording statute of the State of Michigan MCLA §565.201(3), a document to be recorded with a Register of Deeds in the State of Michigan shall not purport to evidence more than one recordable event. All references in any other Loan Document to either a "Mortgage", a "Security Instrument", or a "Mortgage and Security Agreement", shall be deemed a reference to this Mortgage.

Section 15.02  Assignment of Leases and Rents. Mortgagee shall also be entitled to all the rights and remedies conferred by Act No. 210 of the Michigan Public Acts of 1953, as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA §554.231, et seq.), and Act No. 228 of the Public Acts of Michigan of 1925 (MCLA §554.211, et seq.), and Act No. 66 of the Michigan Public Acts of 1956 (MCLA §565.81, et seq.).

Section 15.03  Failure to Pay Taxes /Assessments/Insurance. If Mortgagor fails to pay any taxes or assessments assessed against the Property or to pay any premiums payable with respect to any insurance policy covering the Property, at the time or times such taxes, assessments, charges, or premiums are due and payable, that failure shall constitute waste under Act No. 236 of the Michigan Public Acts of 1961, as amended (MCLA §600.2927), and after the expiration of any applicable notice and/or cure period, shall entitle Mortgagee to exercise the remedies afforded by such Act. Payment by Mortgagee for and on behalf of Mortgagor of any such delinquent tax or insurance premium properly payable by Mortgagor under the terms of this Mortgage, shall not cure any Event of Default herein described nor shall it in any manner impair Mortgagee's right to the appointment of a receiver on account thereof, as herein provided. Upon the occurrence and during the continuance of any such Event of Default, and on proper application made therefore by Mortgagee to a court of competent jurisdiction, Mortgagee shall forthwith be entitled to the appointment of a receiver of the Property and of the earnings, income, issues and profits thereof, with such powers as the court making such appointment shall confer. If Mortgagee elects to seek a receiver under the foregoing Act, Mortgagor consents to such appointment and waives notice of any application therefor.

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Section 15.04  Power of Sale. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Event of Default, Mortgagee is authorized and empowered to sell or cause to be sold the Property and to convey the same to the purchaser thereof, pursuant to the provisions of MCLA §600.3201, et seq., as amended, pertaining to foreclosure by advertisement, which statute does not require that the Mortgagor be personally notified of such sale or that a judicial hearing be held before the sale is conducted. Mortgagor hereby acknowledges that this Mortgage contains a POWER OF SALE and that in the event Mortgagee elects to foreclose by advertisement pursuant to the POWER OF SALE, in accordance with MCLA §600.3201 et seq., MORTGAGOR EXPRESSLY WAIVES NOTICE THEREOF (EXCEPT ANY NOTICE REQUIRED UNDER THE AFORESAID STATUTE), A HEARING PRIOR TO SALE AND ANY RIGHT, CONSTITUTIONAL OR OTHERWISE, THAT MORTGAGOR MIGHT OTHERWISE HAVE TO REQUIRE A JUDICIAL FORECLOSURE. WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT HEREUNDER, MAY BE FORECLOSED BY ADVERTISEMENT (UNDER AND PURSUANT TO THE PROVISIONS OF MCLA §600.3201 ET SEQ.) OR BY JUDICIAL ACTION (UNDER AND PURSUANT TO THE PROVISIONS OF MCLA §600.3101). IN A FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS PUBLICATION OF A FORECLOSURE NOTICE IN A LOCAL NEWSPAPER AND POSTING OF A COPY OF THE NOTICE UPON THE PROPERTY. IF THIS MORTGAGE IS FORECLOSED BY ADVERTISEMENT UNDER THE PROVISIONS OF MICHIGAN COMPILED LAWS §600.3201 (OR ANY SUCCESSOR PROVISION OF THE LAWS OF THE STATE OF MICHIGAN), MORTGAGOR HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND THE LAWS OF THE STATE OF MICHIGAN AND THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA TO ANY NOTICE OF HEARING IN CONNECTION WITH SAID FORECLOSURE BY ADVERTISEMENT, EXCEPT AS SET FORTH IN SAID MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

Section 15.05  Warranty of Title. The granting clause to this Mortgage is hereby amended to provide that Mortgagor mortgages and warrants its title in the Property to Mortgagee, for the purposes of creating a mortgage with a warranty of title in accordance with MCLA §565.154 et seq.

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Section 15.06  Future Advances. (THIS MORTGAGE IS ALSO A FUTURE ADVANCE MORTGAGE UNDER APPLICABLE MICHIGAN LAW.) This Mortgage is a "Future Advance Mortgage" under Public Act 348 of Public Acts of 1990, as amended (MCLA §565.901, et seq.). All future advances under the Note, this Mortgage and the other Loan Documents shall have the same priority as if the figure advanced was made on the date that this Mortgage was recorded. This Mortgage shall secure all indebtedness of Mortgagor, its successors and assigns under the Note, this Mortgage and any other Loan Documents, whenever incurred, indebtedness to be due at the times provided in the Note, and in this Mortgage. Notice is hereby given that the indebtedness secured hereby may increase as a result of any advances, voluntary or involuntary, under the Note, this Mortgage or any other Loan Documents, any Event of Default hereunder by the Mortgagor due to, for example, and without limitation, unpaid interest or late charges, unpaid taxes or insurance premiums which Mortgagee elects to advance, defaults under leases that Mortgagee elects to cure, reasonable attorneys' fees or costs incurred in enforcing the Loan Documents or other expenses incurred by Mortgagee in protecting the Property, the security of this Mortgage or Mortgagee's rights and interests.

Section 15.07  Maturity Date. The indebtedness secured by this Mortgage matures not later than January 6, 2024, subject to the terms and conditions of the Loan Agreement.

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IN WITNESS WHEREOF, THIS MORTGAGE has been executed by Mortgagor as of the day and year first above written.

MORTGAGOR:

BR-NPT SPRINGING ENTITY, LLC,
a Delaware limited liability company

By:	BR-North Park Towers, LLC,
a Delaware limited liability company, its manager

	By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Title: Authorized Signatory

Signature page to Mortgage - North Park Towers

State of New York	)
)ss
County of New York	)

The foregoing instrument was acknowledged before me this 23rd day of December , 2013,

by Jordan Ruddy, an individual, who is an authorized signatory of BR-North Park Towers, LLC,

a Delaware limited liability company, which is the manager of BRT-NPT Springing Entity, LLC,

a Delaware limited liability company.

/s/ Dale Pozzi		, Notary Public
New York	County,	NY

My Commission Expires:

DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK.
No. 01 P06275397
Qualified In New York County
My Commission Expires January 28, 2017

Notary page to Mortgage - North Park Towers

EXHIBIT A

LEGAL DESCRIPTION

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Southfield, County of Oakland, State of Michigan.

Units 1 through 331, both inclusive, being all of the Units of North Park Towers Condominium, according to the Master Deed recorded in Liber 7794 on Pages 337 through 412, inclusive, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 305, together with rights in General Common Elements, and Limited Common Elements as set forth in the above Master Deed and as described in Act 229 of the Public Acts of 1963, and Act 59 of the Public Acts of 1978, as amended.

NOTE: Being Parcel No. 24-36-128-001 thru 24-36-128-331, of the City of Southfield, County of Oakland. Commonly known by street address 16500 North Park Drive, Southfield, Michigan.